Exhibit 99.1

QuinStreet Reports Financial Results for Its First Quarter of Fiscal 2014

Foster City, CA — November 5, 2013 — QuinStreet, Inc. (NASDAQ: QNST), a leading Internet performance marketing company, today announced its financial results for the fiscal first quarter ended September 30, 2013.

The Company reported revenue of $77.0 million and adjusted EBITDA of $9.6 million, or 13% of revenue.

For the quarter, adjusted net income was $4.4 million, or $0.10 per diluted share, and GAAP net loss was $0.9 million, or $0.02 per share. Adjusted net income excludes stock-based compensation expense and amortization of intangible assets, net of estimated tax.

Normalized free cash flow for the first quarter was $6.9 million, and the Company closed the quarter with $127 million in cash and marketable securities and $37 million in net cash.

Reconciliations of adjusted net income to net loss, adjusted EBITDA to net loss and normalized free cash flow to net cash provided by operating activities are included in the accompanying tables.

“Revenue in the quarter was almost flat with last year, our best year over year performance in eight quarters,” commented Doug Valenti, QuinStreet CEO. “We continue to invest in initiatives that we believe will return us to growth. Our balance sheet remains strong, and we continue to deliver good free cash flow and EBITDA margin even while spending aggressively on new initiatives. For the December quarter, our seasonally most difficult quarter, we expect revenue in the range of $67 to $70 million, in line with historic seasonality. Adjusted EBITDA margin is expected to be approximately 10%, down from last quarter by the amount predicted by the seasonal revenue decline and resulting loss of top line leverage.

“QuinStreet is one of the leaders in on-line performance marketing, and we believe that it is an important, early, and very large market opportunity. We continue to be well positioned given our strong capabilities, assets and resources,” concluded Valenti.

Conference Call Today at 2:00 p.m. PT

QuinStreet will host a conference call and corresponding live webcast at 2:00 p.m. PT today. To access the conference call, dial 1-866-240-0819 for the U.S. and Canada and 1-973-200-3360 for international callers. The webcast will be available live on the investor relations section of the Company’s website at http://investor.quinstreet.com, and via replay beginning approximately two hours after the completion of the call until the Company’s announcement of its financial results for the next quarter. An audio replay of the call will also be available to investors beginning at approximately 5:00 p.m. PT on November 5, 2013 by dialing 1-855-859-2056 in the U.S. and Canada, or 1-404-537-3406 for international callers, using passcode 83621517#. This press release, the financial tables, as well as other supplemental financial information are also available on the investor relations section of the Company’s website at http://investor.quinstreet.com.

Non-GAAP Financial Measures

This release and the accompanying tables include a discussion of adjusted EBITDA, adjusted net income, adjusted diluted net income per share, free cash flow and normalized free cash flow, all of which are non-GAAP financial measures that are provided as a complement to results provided in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The term “adjusted EBITDA” refers to a financial measure that we define as net (loss) income less provision for taxes, depreciation expense, amortization expense, stock-based compensation expense, interest and other income (expense), net, and impairment of goodwill. The term “adjusted net income” refers to a financial measure that we define as net (loss) income adjusted for amortization expense, stock-based compensation expense and impairment of goodwill, net of estimated taxes. The term “adjusted diluted net income per share” refers to a financial measure that we define as adjusted net income divided by weighted average diluted shares outstanding. The term “free cash flow” refers to a financial measure that we define as net cash provided by operating activities, less capital expenditures and internal software development costs. “Normalized free cash flow” refers to free cash flow adjusted for changes in operating assets and liabilities net of estimated taxes related to impairment of goodwill and the impact from excess tax benefits from stock-based compensation. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. In addition, our definition of adjusted EBITDA, adjusted net income, adjusted diluted net income per share, free cash flow and normalized free cash flow may not be comparable to the definitions as reported by other companies.

We believe adjusted EBITDA, adjusted net income, adjusted diluted net income per share, free cash flow and normalized free cash flow are relevant and useful information because they provide us and investors with additional measurements to analyze the Company’s operating performance.

Adjusted EBITDA is part of our internal management reporting and planning process and one of the primary measures used by our management to evaluate the operating performance of our business, as well as potential acquisitions. Adjusted EBITDA is useful to us and investors because it provides information related to the Company’s ability to provide cash flow for acquisitions, capital expenditures and working capital requirements. Internally, adjusted EBITDA is used by management for planning purposes, including preparation of internal budgets; to allocate resources; to evaluate the effectiveness of operational strategies; and to evaluate the Company’s capacity to fund acquisitions and capital expenditures as well as the capacity to service debt. Adjusted EBITDA is used as a key financial metric in senior management’s annual incentive compensation program. The Company believes that analysts and investors use adjusted EBITDA as a supplemental measurement to evaluate the overall operating performance of companies in its industry and use adjusted EBITDA multiples as a metric for analyzing company valuations. It is also an element of certain maintenance covenants under our debt agreements.

Adjusted net income and adjusted diluted net income per share are useful to us and investors because they present an additional measurement of our financial performance, taking into account depreciation, which we believe is an ongoing cost of doing business, but excluding the impact of certain non-cash expenses (stock-based compensation, amortization of intangible assets and impairment of goodwill). The Company believes that analysts and investors use adjusted net income and adjusted diluted net income per share as supplemental measures to evaluate the overall operating performance of companies in our industry.

Free cash flow is useful to us and investors because it represents the cash that our business generates from operations, before taking into account cash movements that are non-operational, and is a metric commonly used in our industry to understand the underlying cash generating capacity of a company’s financial model. Normalized free cash flow is useful as it removes the fluctuations in operating assets and liabilities that occur in any given quarter due to the timing of payments and therefore helps investors understand the underlying cash flow of the business as a quarterly metric and the cash flow generation potential of the business model. The Company believes that analysts and investors use free cash flow multiples as a metric for analyzing company valuations in our industry.

We intend to provide these non-GAAP financial measures as part of our future earnings discussions and, therefore, the inclusion of these non-GAAP financial measures will provide consistency in our financial reporting. A reconciliation of these non-GAAP measures to GAAP is provided in the accompanying tables.

Legal Notice Regarding Forward Looking Statements

This press release and its attachments contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties. Words such as “estimate”, “will, “ “believe, “ “intend”, “potential” and similar expressions are intended to identify forward-looking statements. These forward-looking statements include the statements in quotations from management in this press release, as well as any statements regarding the Company’s anticipated financial results, growth and strategic and operational plans. The Company’s actual results may differ materially from those anticipated in these forward-looking statements. Factors that may contribute to such differences include, but are not limited to: the Company’s ability to return to growth and profitability; the impact of changes in government regulation and industry standards; the Company’s ability to maintain and increase the number of visitors to its websites and to convert those visitors and those to its third-party publishers’ websites into client prospects in a cost-effective manner; the impact of the current economic climate on the Company’s business; the Company’s ability to access and monetize Internet users on mobile devices; the Company’s ability to attract and retain qualified executives and employees; the Company’s ability to compete effectively against others in the online marketing and media industry both for client budget and access to third-party media; the Company’s ability to identify and manage acquisitions; and the impact and costs of any alleged failure by the Company to comply with government regulations and industry standards. More information about potential factors that could affect the Company’s business and financial results is contained in the Company’s annual reports on Form 10-K and quarterly reports on Form 10-Q as filed with the Securities and Exchange Commission (“SEC”). Additional information will also be set forth in the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2013, which will be filed with the SEC. The Company does not intend and undertakes no duty to release publicly any updates or revisions to any forward-looking statements contained herein.

About QuinStreet

QuinStreet, Inc. (Nasdaq:QNST) is one of the largest Internet performance marketing and media companies in the world. QuinStreet is committed to providing consumers and businesses with the information they need to research, find and select the products, services and brands that meet their needs. For more information, please visit www.QuinStreet.com.

Contact Information:

Erica Abrams

(415) 217-5864

erica@blueshirtgroup.com

QUINSTREET, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	September 30,	June 30,
	2013	2013
Assets
Current assets
Cash and cash equivalents	$88,295	$90,117
Marketable securities	38,363	37,847
Accounts receivable, net	40,320	38,391
Deferred tax assets	6,760	6,753
Prepaid expenses and other assets	3,964	4,623

Total current assets	177,702	177,731
Property and equipment, net	10,946	9,707
Goodwill	150,456	150,456
Other intangible assets, net	45,442	50,486
Deferred tax assets, noncurrent	40,260	40,289
Other assets, noncurrent	963	878

Total assets	$425,769	$429,547

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$20,593	$18,722
Accrued liabilities	26,976	30,903
Deferred revenue	1,405	1,638
Debt	16,571	15,428

Total current liabilities	65,545	66,691
Deferred revenue, noncurrent	33	239
Debt, noncurrent	73,104	77,249
Other liabilities, noncurrent	6,311	6,473

Total liabilities	144,993	150,652

Stockholders’ equity
Common stock	43	43
Additional paid-in capital	229,882	226,857
Accumulated other comprehensive loss	(1,217)	(1,012)
Retained earnings	52,068	53,007

Total stockholders’ equity	280,776	278,895

Total liabilities and stockholders’ equity	$425,769	$429,547

QUINSTREET, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended
	September 30,
	2013	2012
Net revenue	$76,961	$78,626
Cost of revenue (1)	63,592	65,190

Gross profit	13,369	13,436
Operating expenses: (1)
Product development	5,159	4,893
Sales and marketing	4,156	3,691
General and administrative	4,134	3,926

Operating (loss) income	(80)	926
Interest income	27	28
Interest expense	(1,026)	(1,012)
Other (expense) income, net	(19)	46

Loss before income taxes	(1,098)	(12)
Benefit from (provision for) taxes	159	(125)

Net loss	$(939)	$(137)

Net loss per share
Basic	$(0.02)	$(0.00)

Diluted	$(0.02)	$(0.00)

Weighted average shares used in computing net loss per share
Basic	43,117	42,812
Diluted	43,117	42,812
(1) Cost of revenue and operating expenses include stock-based compensation expense as follows:

Cost of revenue	$874	$923
Product development	732	693
Sales and marketing	770	765
General and administrative	659	389

QUINSTREET, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended
	September 30,
	2013	2012
Cash Flows from Operating Activities
Net loss	$(939)	$(137)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	6,676	8,279
Provision for sales returns and doubtful accounts receivable	(275)	(316)
Stock-based compensation	3,035	2,770
Excess tax benefits from stock-based compensation	(96)	(24)
Other non-cash adjustments, net	289	75
Changes in assets and liabilities:
Accounts receivable	(1,654)	8,323
Prepaid expenses and other assets	659	(9)
Other assets, noncurrent	(86)	57
Deferred taxes	22	—
Accounts payable	2,156	(2,754)
Accrued liabilities	(5,304)	(5,926)
Deferred revenue	(439)	(309)
Other liabilities, noncurrent	(162)	342

Net cash provided by operating activities	3,882	10,371

Cash Flows from Investing Activities
Capital expenditures	(1,190)	(291)
Other intangibles	(95)	—
Internal software development costs	(657)	(651)
Purchases of marketable securities	(12,978)	(14,862)
Proceeds from sales and maturities of marketable securities	12,218	12,149

Net cash used in investing activities	(2,702)	(3,655)

Cash Flows from Financing Activities
Proceeds from exercise of common stock options	993	236
Principal payments on bank debt	(2,500)	(1,250)
Principal payments on acquisition-related notes payable	(523)	(3,568)
Excess tax benefits from stock-based compensation	96	24
Withholding taxes related to restricted stock net share settlement	(1,039)	(101)
Repurchases of common stock	—	(6,157)

Net cash used in financing activities	(2,973)	(10,816)

Effect of exchange rate changes on cash and cash equivalents	(29)	17
Net decrease in cash and cash equivalents	(1,822)	(4,083)
Cash and cash equivalents at beginning of period	90,117	68,531

Cash and cash equivalents at end of period	$88,295	$64,448

QUINSTREET, INC.

RECONCILIATION OF NET LOSS TO

ADJUSTED NET INCOME

(In thousands, except per share data)

(Unaudited)

	Three Months Ended
	September 30,
	2013	2012
Net loss	$(939)	$(137)
Amortization of intangible assets	5,136	6,876
Stock-based compensation	3,035	2,770
Tax impact of the above items	(2,880)	(3,284)

Adjusted net income	$4,352	$6,225

Adjusted diluted net income per share	$0.10	$0.14

Weighted average shares used in computing adjusted diluted net income per share	44,233	43,320

QUINSTREET, INC.

RECONCILIATION OF NET LOSS TO

ADJUSTED EBITDA

(In thousands)

(Unaudited)

	Three Months Ended September 30,
	2013	2012
Net loss	$(939)	$(137)
Interest and other income (expense), net	1,018	938
(Benefit from) provision for taxes	(159)	125
Depreciation and amortization	6,676	8,279
Stock-based compensation	3,035	2,770

Adjusted EBITDA	$9,631	$11,975

QUINSTREET, INC.

RECONCILIATION OF NET CASH PROVIDED BY

OPERATING ACTIVITIES TO FREE CASH FLOW

AND NORMALIZED FREE CASH FLOW

(In thousands)

(Unaudited)

	Three Months Ended
	September 30,
	2013	2012
Net cash provided by operating activities	$3,882	$10,371
Capital expenditures	(1,190)	(291)
Internal software development costs	(657)	(651)

Free cash flow	$2,035	$9,429

Changes in operating assets and liabilities, less excess tax benefits from stock-based compensation	4,904	300

Normalized free cash flow	$6,939	$9,729